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                             SYM SELECT GROWTH FUND
                        a series of Advisors Series Trust

     The SYM Select Growth Fund seeks long-term growth of capital. The Fund will pursue this objective by investing primarily in the common stocks of domestic companies with the potential for growth.




     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                         The date of this Prospectus is
                                  June 7, 2002




                                TABLE OF CONTENTS

RISK RETURN SUMMARY                                                           3
PERFORMANCE INFORMATION                                                       7
FEES AND EXPENSES                                                             9
INVESTMENT ADVISOR                                                            10
SHAREHOLDER INFORMATION                                                       11
PRICING OF FUND SHARES                                                        14
DIVIDENDS AND DISTRIBUTIONS                                                   15
TAX CONSEQUENCES                                                              15
FINANCIAL HIGHLIGHTS                                                          16
PRIVACY NOTICE                                                 Inside Back Cover



                               RISK RETURN SUMMARY

What is the Fund's Investment Goal?

     The Fund seeks long-term growth of capital.

     Of course, there can be no guarantee that the Fund will achieve its investment objective. This investment objective may be changed only by approval of the Fund's shareholders. You will be notified of any other changes that are material and, if such changes are made, you should consider whether the Fund remains an appropriate investment for you.

What are the Fund's Principal Investment Strategies?

     Under normal circumstances, at least 65% of the Fund's total assets will be invested in the common stocks of companies selected for their growth potential. The Fund will invest primarily in the common stocks of domestic companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Fund considers companies with a market capitalization of under $1 billion to be small-size companies, companies with a market capitalization from $1 billion to $5 billion to be medium-size companies and those with a market capitalization in excess of $5 billion to be large-size companies. Many large-size companies may be considered to be "multi-national" due to the fact that they have operations in foreign countries. The Advisor intends to structure the Fund's portfolio so that it will select and maintain a "core" position of between 30 and 50 stocks.

     The Advisor is a top down tactical asset allocation investment firm. This investment process begins with an analysis of the economy. This includes identifying current and projected economic themes as well as evaluating quantitative economic indicators (i.e., money supply, housing starts, employment, etc.). Once the "big picture" is identified, the Advisor determines the sectors/industries that are best positioned to take advantage of the developing economic environment.

     As the appropriate sectors/industries are identified, the Advisor "drills down" to the individual security level of the respective sector/industry to identify the market leaders by using fundamental and technical analysis. It is the Advisor's opinion that "market leaders" are companies with above-average or accelerating earnings growth that have the potential to produce above-average rates of return compared to other companies in the same sector/industry. A stock selection is made from this universe of market leaders.

     The Advisor will allocate Fund assets among the appropriate sectors/industries with the possibility of over-weighting specific sectors/industries that the Advisor believes have the most appreciation opportunity.

     The Advisor will focus on companies that:

     o   have experienced above-average, long-term growth in earnings;
     o   have excellent prospects for future growth; or
     o are undervalued relative to the company's long-term earnings prospects, the current market value of the company's assets, or the domestic equity markets generally.

     The Fund typically will sell a stock when the Advisor determines that the attributes that led to its purchase no longer exist. Securities may also be sold when the Advisor believes a stock has reached its appreciation potential or when a company's fundamentals and corresponding stock price have deteriorated. The Advisor will consider selling a security when, through appreciation in value, that security represents a greater proportion of the Fund's assets than the Advisor believes is appropriate in the current market. The Advisor will also consider selling a security when the Advisor believes that security has the potential to decline 20% or more in value.

     In addition, the Fund may engage in short sale transactions, where the Fund sells securities it does not own in anticipation of a decline in the value of securities. In a short sale transaction, the Fund makes delivery of a security that is "borrowed" from a broker. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The Fund will not engage in short sale transactions if, after effect is given to any given short sale, the total market value of all securities "sold short" exceeds 25% of the value of the Fund's net assets.

     The Fund will also invest a portion of its portfolio in shares of exchange-traded funds ("ETFs"). ETFs are derivative securities whose value tracks a well-known securities index or basket of securities. Examples of ETFs in which the Fund may invest include shares of Standard and Poor's Depositary Receipts, or "SPDRs" (sometimes called "Spiders"); Diamonds Trust Series I, or DIAMONDS; and in Nasdaq-100 Shares, or "QQQs" (sometimes called "Cubes," "Qubes" or "Qs"). SPDRs, DIAMONDS, and QQQs are shares in ETFs that are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index, or the "S&P 500 Index", the Dow Jones Industrial Average, and the Nasdaq-100 Index, respectively. The Fund may, however, invest in other ETFs currently available or that may be developed which otherwise meet the Fund's investment objectives.

     ETFs replicate the particular stock index to which they are related and any price movement away from the value of the underlying stocks is generally quickly eliminated by professional traders. Thus, the Advisor believes that the movement of the share prices of each of these derivative instruments should closely track the movement of the particular stock index to which it is related. As a result of that correlation, the prices of equity index derivatives are subject to the risk that the general level of stock prices may decline or that the underlying indices decline. However, because ETFs have operating expenses and transaction costs, while a market index does not, ETFs that tract particular indices typically will be unable to match the performance of the index exactly. In addition, because ETFs will continue to be traded even when trading is halted in component stocks of the underlying indices, price quotations for these securities may, at times, be based upon non-current price information with respect to some or even all of the stocks in the underlying indices.

     The administrators of ETFs receive fees to cover their costs. These fees are deducted from the dividends paid to the investor in the instrument. Investors in the Fund will incur not only the operational costs of the Fund, but will also indirectly incur the expenses deducted by the administrator of these programs. For example, the administrator of SPDRs, DIAMONDS and QQQs is the American Stock Exchange, and in each case it receives a fee to cover its costs ranging from 0.12% to 0.18% per year.

     The Fund may invest in short-term trading opportunities without regard to the length of time portfolio securities have been held when, in the opinion of the Advisor, investment and/or market considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally entails certain costs, including increased taxable income for you. In general, the higher the turnover, the higher the overall brokerage commissions, dealer mark-ups and markdowns, and other transaction costs incurred. The Advisor believes, however, that while you could incur additional transaction costs due to higher rates of portfolio turnover, the process of eliminating the weakest stocks will enhance the overall performance of the Fund when market conditions warrant such activity. Therefore, portfolio turnover will not be a limiting factor in making investment decisions for the Fund.

     Temporary Investments. Under normal market conditions, the Fund will stay fully invested in common stocks. However, the Fund may temporarily depart from its principal investment strategies by making short term investments in cash, cash equivalents and short-term debt securities in response to adverse market, economic, or political conditions. This may result in the Fund not achieving its investment objective.

What are the principal risks of investing in the Fund?

     As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. For example, the following risks could affect the value of your investment:

     Management Risk. Management risk means that the value of your investment in the Fund varies with the success or failure of the Advisor's investment strategies and the Advisor's research, analysis and security selection decisions. If the Advisor's investment strategies do not produce the expected results, your investment could be diminished or even lost.

     Market Risk. The value of a share of the Fund - its "net asset value" or "NAV"- depends upon the market value of all of the Fund's investments. The principal risk of investing in the Fund is that the market value of securities held by the Fund will move up and down. These up and down fluctuations, which can occur rapidly and unpredictably, may cause the Fund's investments to be worth less than the price originally paid, or less than it was worth at an earlier time; this in turn will affect the Fund's net asset value per share. Market risk may affect a single company, industry or sector of the economy, or the market as a whole.

     Multi-National Company Risk. To the extent the Fund invests in the securities of multi-national companies, the Fund will be subject to risks not typically associated with investing in the securities of domestic companies with no foreign exposure. These risks include changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income.

     Smaller Company Risk. Investing in securities of smaller companies may involve greater risk than investing in larger companies because they can be subject to more abrupt or erratic price share changes than larger companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of these companies may have limited market liquidity and their share prices can be extremely volatile.

     Over-Weighting Risk. To the extent the Fund's investments in a particular industry or industry sector are over-weighted, events may occur that impact that industry or industry sector more significantly than the stock market as a whole.

     Short Sales Risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain realized will be decreased and the amount of any loss increased by any dividends or interest the Fund may be required to pay in connection with the short sale.

Who may want to invest in the Fund?

     The Fund may be appropriate for investors who:

o    Are pursuing a long-term investment horizon
o Want to add an investment in stocks with a growth potential to diversify their equity portfolio
o Can accept the greater risks of investing in a portfolio with significant holdings in common stocks

     The Fund may not be appropriate for investors who:

o    Need regular income or stability of principal
o    Are pursuing a short-term goal

                             PERFORMANCE INFORMATION

     The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance for the last calendar year. The table shows how the Fund's average annual returns for one year compared with those of the S&P 500 Index, a broad-based securities market index, as well as the Lipper Multi-Cap Growth Fund Index, an index of other funds similar to the Fund. All presentations below assume reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, does not indicate how it will perform in the future.

                             SYM Select Growth Fund
               Calendar Year Total Return as of December 31, 2001

[CHART]
2001:  -7.30%


              --------------------------------------------------------
                         Best and Worst Quarterly Returns
              --------------------------------------------------------
                            7.73%              2nd Quarter, 2001
              ---------------------------- ---------------------------
                          -17.32%              3rd Quarter, 2001
              ---------------------------- ---------------------------


Average Annual Total Returns
As of December 31, 2001

                                                                     One Year(1)
SYM Select Growth Fund
------------------------------------------------------------------- ------------
   Return Before Taxes                                                   -7.30%
   Return After Taxes on Distributions(2)                                -7.30%
   Return After Taxes on Distributions and Sale of Fund Shares(2)        -4.45%
S&P 500 Composite Stock Price Index(3)                                  -11.87%
Lipper Multi-Cap Growth Funds Index(4)                                  -25.16%
------------------------------------------------------------------- ------------
(1) One-Year figures reflect average annual total returns since the Fund's inception on January 2, 2001.

(2) After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Remember, the Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

(3) The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

(4) The Lipper Multi-Cap Growth Funds Index is an unmanaged index, published by Lipper Inc., which includes the 30 largest funds that are generally similar to the Fund, although some funds comprising the index may have somewhat different investment policies or objectives. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

                                FEES AND EXPENSES

     The following table describes the fees and expenses that a shareholder in the Fund will pay.

Shareholder Fees
(Fees paid directly from your investment)                                  None

Annual Operating Expenses
(Expenses that are deducted from Fund assets)

Management Fees ......................................................... 1.00%
Other Expenses(1) ....................................................... 0.80%
                                                                          -----

Total Annual Fund Operating Expenses .................................... 1.80%
                                                                          =====
     Less Expense Waiver/Reimbursement ..................................-0.30%
                                                                         ------

Net Annual Fund Operating Expenses(2) ................................... 1.50%
                                                                          =====

(1) Other expenses include custodian, transfer agency, and other customary fund expenses for the previous fiscal year of the Fund.
(2) The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund until terminated by the Fund to ensure that Total Annual Fund Operating Expenses will not exceed 1.50% per year. The Advisor may be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund if the Fund's expenses are less than the limit agreed to by the Fund. The Trustees may terminate this expense reimbursement arrangement at any time.

Example

     Use this example to compare the costs of investing in the Fund to those of investing in other mutual funds. Of course, your actual costs may be higher or lower.

     This example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under the assumptions, your costs would be:

                  One Year ...............................    $   153
                  Three Years ............................    $   474
                  Five Years .............................    $   818
                  Ten Years ..............................    $ 1,791

                               INVESTMENT ADVISOR

     SYM Financial Corporation is the investment advisor to the Fund. The Advisor's address is 100 Capital Drive, P.O. Box 50, Warsaw, IN 46581. Founded in 1968, the Advisor provides investment advisory services to individual and institutional clients and has assets under management in excess of $450 million. The Advisor provides the Fund with advice on buying and selling securities. The Advisor also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed by the Fund. For its services, the Fund pays the Advisor a monthly management fee based upon its average daily net assets. For the fiscal year ended December 31, 2001, the Advisor received advisory fees of 0.69% of the Fund's average daily net assets, net of waiver.


Portfolio Manager

     Mr. Neil M. Donahoe is responsible for the management of the Fund's portfolio. Mr. Donahoe, Vice President and leader of the Advisor's investment committee, has been associated with the Advisor since 1987. During this time, Mr. Donahoe has functioned as a financial advisor, securities analyst and broker. As leader of the Advisor's investment committee, Mr. Donahoe is responsible for all of the Advisor's investment activities. Mr. Donahoe has been a Certified Financial Planner since 1986 and received a Masters Degree in Financial Planning in 1996. Mr. Donahoe has been in the investment industry since 1983, having had experience serving both individual and institutional investors.

Expense Limitation Agreement

     The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund for an indefinite period to ensure that Total Fund Operating Expenses will not exceed 1.50% of average daily net assets annually. Any reduction in advisory fees or payment of expenses made by the Advisor are subject to reimbursement by the Fund if requested by the Advisor in subsequent fiscal years. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Under the expense limitation provision of the Investment Advisory Agreement, reimbursements made by the Advisor in the Fund's first three years of operation remain eligible for reimbursement as follows reimbursements incurred in the first and second years of the Fund's operation are eligible for reimbursement through the end of the Fund's sixth fiscal year; reimbursements made in the third year of operation are eligible for reimbursement through the end of the seventh fiscal year. Before the Advisor may receive any such reimbursement, the Trustees must review and approve it. The Trustees may terminate this expense reimbursement arrangement at any time.

                             SHAREHOLDER INFORMATION

How to Buy Shares

     You may open a Fund account with $2,000 and add to your account at any time with $100 or more. You may open a retirement plan account with $1,000 and add to your account at any time with $100 or more. These minimums will be waived if you open your Fund account through the Automatic Investment Plan (see "Automatic Investment Plan", below). The minimum investment requirement may be waived from time to time by the Fund in certain other circumstances.

     You may purchase shares of the Fund by check or wire. All purchases by check must be in U.S. dollars. Third party checks and cash will not be accepted. A charge may be imposed if your check does not clear. The Fund is not required to issue share certificates. The Fund reserves the right to reject any purchase in whole or in part.

By Check

     If you are making an initial investment in the Fund, simply complete the Account Application included with this Prospectus and mail or overnight deliver (such as FedEx) it with a check (made payable to "SYM Select Growth Fund") to:


Regular Mail                            Overnight Delivery
SYM Select Growth Fund                  SYM Select Growth Fund
c/o U.S. Bancorp Fund Services, LLC     c/o U.S. Bancorp Fund Services, LLC
P.O Box 701                             615 E. Michigan Street, Third Floor
Milwaukee, WI  53201-0701               Milwaukee, WI  53202


NOTE: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.

     If you are making a subsequent purchase, a stub is attached to the account statement you will receive after each transaction. Detach the stub from the statement and mail it together with a check made payable to "SYM Select Growth Fund" to the Fund in the envelope provided with your statement or to the address noted above. Your account number should be written on the check.

By Wire

     If you are making an initial investment in the Fund, before you wire funds, the Transfer Agent must have a completed Account Application. You can mail or overnight deliver your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your account has been established, you may instruct your bank to send the wire. Your bank must include both the name of the Fund you are purchasing and your name so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

                           U.S. Bank, National Association
                           425 Walnut Street
                           Cincinnati, OH, 45202
                           ABA #:      042000013
                           Credit:     U.S. Bancorp Fund Services, LLC
                                       A/C #112-952-137
                           FFC:        SYM Select Growth Fund
                                       Shareholder Registration
                                       Shareholder Account Number (if known)

     If you are making a subsequent purchase, your bank should wire funds as indicated above. It is essential that your bank include complete information about your account in all wire instructions. If you have questions about how to invest by wire, you may call the Transfer Agent at 1-866-209-1963. Your bank may charge you a fee for sending a wire to the Fund.

     You may buy and sell shares of the Fund through certain brokers (and their agents) that have made arrangements with the Fund to sell its shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Fund's Transfer Agent, and you will pay or receive the next price calculated by the Fund. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Advisor may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.

Automatic Investment Plan

     For your convenience, the Fund offers an Automatic Investment Plan. Under this Plan, you authorize the Fund to withdraw from your personal checking account each month an amount that you wish to invest, which must be at least $100. If you wish to enroll in this Plan, complete the appropriate section in the Account Application. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the Plan at any time by notifying the Transfer Agent in writing.

Retirement Plans

     The Fund offers Individual Retirement Account ("IRA") plans. You may obtain information about opening an IRA account by calling 1-866-209-1963. If you wish to open a Keogh, Section 403(b) or other retirement plan, please contact your securities dealer.

How to Sell Shares

     You may sell  (redeem)  your  Fund  shares  on any day the New  York  Stock
Exchange ("NYSE") is open for business either directly to the Fund or through your investment representative.

     You may redeem your shares by simply sending a written request to the Transfer Agent. You should give your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration. Certain redemptions require a signature guarantee. Call the Fund's Transfer Agent at 1-866-209-1963 for details. You should send your redemption request to:


Regular Mail                            Overnight Delivery
SYM Select Growth Fund                  SYM Select Growth Fund
c/o U.S. Bancorp Fund Services, LLC     c/o U.S. Bancorp Fund Services, LLC
P.O Box 701                             615 E. Michigan Street, Third Floor
Milwaukee, WI  53201-0701               Milwaukee, WI  53202



     If you complete the Redemption by Telephone portion of the Account Application, you may redeem all or some of your shares by calling the Transfer Agent at 1-866-209-1963 before the close of regular trading on the NYSE. This is normally 4:00 p.m., Eastern time. Redemption proceeds will be processed on the next business day and mailed to the address that appears on the Transfer Agent's records. If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the Account Application. The minimum amount that may be wired is $1,000. Wire charges, if any, will be deducted from your redemption proceeds. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request. If you have a retirement account, you may not redeem shares by telephone.

     When you establish telephone privileges, you are authorizing the Fund and its Transfer Agent to act upon the telephone instructions of the person or persons you have designated on your Account Application. Redemption proceeds will be transferred to the bank account you have designated on your Account Application. Before acting upon an instruction received by telephone, the Fund and the Transfer Agent will use procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If the Fund and the Transfer Agent follow these procedures, they will not be liable for any loss, expense, or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Fund may change, modify or terminate these privileges at any time upon at least 60 days' notice to shareholders.

     You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at 1-866-209-1963 for instructions.

     You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

     Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form. For example, your redemption may be delayed if you do not sign your written request. If you made your initial investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Account Application is received by the Fund. If you did not purchase your shares with a certified check or wire, the Fund may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

     The Fund may redeem the shares in your account if the value of your account is less than $500 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action.

     The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

                             PRICING OF FUND SHARES

     The price of the Fund's shares is based on the Fund's net asset value. This is calculated by dividing the Fund's assets, minus its liabilities, by the number of shares outstanding. The Fund's assets are the market value of securities held in its portfolio, plus any cash and other assets. The Fund's liabilities are fees and expenses owed by the Fund. The number of Fund shares outstanding is the amount of shares that have been issued to shareholders. The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is based on the net asset value next calculated after your order is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus.

     The net asset value of the Fund's shares is determined as of the close of the regular daily trading session on the NYSE. This is normally 4:00 p.m., Eastern time. Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays).

                           DIVIDENDS AND DISTRIBUTIONS

     The Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December. The Fund will make another distribution of any additional undistributed capital gains earned during the 12- month period ended October 31 on or about December 31.

     All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment for the distribution.

                                TAX CONSEQUENCES

     The Fund intends to make distributions of dividends and capital gains. Dividends are taxable to you as ordinary income. The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

     By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

     If you sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

                              FINANCIAL HIGHLIGHTS

The financial highlights table below is based on the financial history of the Fund and is intended to help you understand the financial performance of the Fund for the fiscal year ended December 31, 2001. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. The information below has been audited by Tait, Weller & Baker, independent accountants, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report dated December 31, 2001, which is available free of charge upon request. Please call 1-866-209-1963 for a free copy of the Annual Report.

                             SYM Select Growth Fund
              (For a Fund share outstanding throughout the period)

                                                           January 2, 2001*
                                                                Through
                                                           December 31, 2001
                                                        -----------------------
PER SHARE DATA:
   Net Asset Value, Beginning of Period                       $10.00
   Loss from Investment Operations
       Net investment loss                                     (0.02)
       Net realized and unrealized loss on investments         (0.71)
                                                               ------
                Total from investment operations               (0.73)
                                                               ------
   Net Asset Value, End of Period                              $9.27
                                                               ======
TOTAL RETURN                                                   (7.30%)(1)
SUPPLEMENTAL DATA AND RATIOS:
    Net Assets, in Millions, End of Period                     $43.2
    Ratio of Net Expenses to Average Net Assets
       Before expense reimbursement and waivers                 1.80%(2)
       After expense reimbursement and waivers                  1.50%(2),(3)
    Ratio of Net Investment Loss to Average Net Assets
       Before expense reimbursement and waivers                (0.62%)(2)
       After expense reimbursement and waivers                 (0.32%)(2),(4)
    Portfolio Turnover Rate                                      210%

*    Commencement of Operations.

(1)  Not annualized.
(2)  Annualized.
(3) The annualized expense ratio excluded dividends on short positions. The ratio including dividends on short positions was 1.53%.
(4) The net investment income ratio included dividends on short position. The ratio excluding dividends on short positions was (0.35%).

                                 PRIVACY NOTICE

     The Fund collects non-public information about you from the following sources:

o    Information we receive about you on applications or other forms;

o    Information you give us orally; and

o    Information about your transactions with us or others.

     We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

     In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

                             Sym Select Growth Fund,
                 a series of Advisors Series Trust (the "Trust")

     For investors who want more information about the Fund, the following documents are available free upon request:

     Statement of Additional  Information  (SAI): The SAI provides more detailed
information   about  the  Fund  and  is  incorporated  by  reference  into  this
Prospectus.

     Annual/Semi-Annual Reports: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

     You can get free copies of these documents, request other information and discuss your questions about the Fund by contacting the Fund at:


                             SYM Select Growth Fund
                       c/o U.S. Bancorp Fund Services, LLC
                                  P.O. Box 701
                            Milwaukee, WI 53202-0701
                        Telephone Number: 1-866-209-1963


     You can review and copy information including the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission in
Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the Fund are also available:

o Free of charge from the Commission's EDGAR database on the Commission's Internet website at http://www.sec.gov., or
o For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or
o For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.


                                             (The Trust's SEC Investment Company
                                                   Act file number is 811-07959)